Platinum Energy Resources, Inc. to Present at IPAA OGIS Conference

NEW YORK, April 7 /PRNewswire-FirstCall/ -- Platinum Energy Resources, Inc. ("Platinum Energy") (PGRIU.OB - news) (PGRI.OB - news) (PGRIW.OB - news), announced today that Chief Executive Officer, Barry Kostiner will present at the IPAA OGIS conference on Monday, April 7, 2008 at 4:35 pm ET. The conference will be held at the Sheraton New York Hotel & Towers at 811 7th Ave in New York.

The IPAA presentation will be filed with the SEC prior to the conference and will be available online in an 8-K filing from http://www.sec.gov. All interested parties are invited to listen to the live presentation over the Internet by logging on at the link below.

Webcast: http://www.vcall.com/IC/newCoLocated.asp?ID=126704

Please log on at least fifteen minutes early to download and install any necessary audio software.

The IPAA Oil & Gas Investment Symposium New York (OGIS New York) has become the premier outlet for publicly traded independent Exploration and Production and Service and Supply companies to present their company profiles to the investment community. Last year's Symposium attracted over 1500 attendees, including more than 600 buy/sell-side analysts and portfolio managers and 80 presenting companies.

For additional information, please visit the Platinum Energy Resources web site at http://www.platenergy.com/.

About Platinum Energy

Platinum Energy, based in Montvale, New Jersey, is an oil and gas exploration and production corporation that completed its first acquisition, Tandem Energy, on October 26, 2007. Platinum Energy is seeking to build a portfolio of assets using multiple acquisitions subsequent to its first. Platinum Energy's strategy calls for the use of hedge financing to maximize profit and reduce risk resulting from volatile energy markets.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue," "intend" or similar expressions. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this press release may include statements about future financial and operating results. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which Platinum Energy expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. All forward-looking statements included in this press release are based on information available to Platinum Energy on the date hereof. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in the U.S. and abroad; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Platinum Energy is engaged; fluctuations in oil and gas prices and in customer demand; management of rapid growth; intensity of competition; general economic conditions; as well as other relevant risks detailed in Platinum Energy's filings with the Securities and Exchange Commission. Platinum Energy does not assume any obligation to update the information contained in this press release.

Contact:

For More Information Contact:
Thomas Rozycki
CJP Communications for
Platinum Energy Resources, Inc.
Public & Investor Relations
212-279-3115 x208
 trozycki@cjpcom.com